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[LOGO] BANK OF AMERICA                                   AMENDMENT TO DOCUMENTS
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        AMENDMENT NO. 3 TO BUSINESS LOAN AGREEMENT AND WAIVER

     This Amendment No. 3 (the "Amendment") dated as of November 6, 1998, is between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and THE WET SEAL, INC. (the "Borrower").


                                RECITALS

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of March 9, 1998, as previously amended (the "Agreement").

     B.   The Bank and the Borrower desire to further amend the Agreement.

     C. The Borrower requests that the Bank waive the provisions of Paragraph 9.8 of the Agreement to permit the Borrower to repurchase up to 20% of its shares (the "Stock Repurchase").


                               AGREEMENT

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2.   AMENDMENTS. The Agreement is hereby amended as follows:

          2.1 Paragraph 2.3(b) of the Agreement is amended to read in its entirety as follows:

               "(b) Subject to the provisions of Paragraph 12.12, the Borrower will repay principal in successive quarterly installments of Five Hundred Thousand Dollars ($500,000) on the last day of each January, April, July and October of each year commencing October 31, 1999. On October 31, 2000, the Borrower will repay the remaining principal balance plus any interest then due."

          2.2 Article 4 of the Agreement is amended to read in its entirety as follows:

               "4.  COLLATERAL

               4.1 PERSONAL PROPERTY. The Borrower's obligations to the Bank under this Agreement will be secured by personal property the Borrower now owns or will own in the future as listed below. The collateral is further defined in security agreement(s) executed by the Borrower. In addition, all personal property collateral securing this Agreement shall also secure all other present and future obligations of the Borrower to the Bank (excluding any consumer credit covered by the federal Truth in Lending law, unless the Borrower has otherwise agreed in writing). All personal property collateral securing any other present or future obligations of the Borrower to the Bank shall also secure this Agreement.

               Stock and other securities as follows: 50 shares of the capital stock of WSCC. Regulation U of the Board of Governors of the Federal Reserve System places certain restrictions on loans secured by margin stock (as defined in the Regulation). The Bank and the Borrower shall comply with Regulation U. If any of the collateral is margin stock, the Borrower shall provide to the Bank a Form U-1 Purpose Statement, confirming that none of the proceeds of the loan will be used to buy or carry any margin stock. If the Borrower has any other loan made for the purpose of buying or carrying margin stock (purpose loan), then the collateral securing this loan shall not secure the purpose loan, and the collateral securing the purpose loan shall not secure this loan.

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               For regulatory reasons, the Bank will not accept as collateral ineligible Securities while they are being underwritten by NationsBanc Montgomery Securities LLC, or for thirty days thereafter. NationsBanc Montgomery Securities LLC is a wholly-owned subsidiary of BankAmerica Corporation, and is a registered broker-dealer which is permitted to underwrite and deal in certain Ineligible Securities. "Ineligible Securities" means securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended."

          2.3 A new Paragraph 7.7 is added to the Agreement, which reads in its entirety as follows:

               "7.7 EVIDENCE OF PRIORITY. Evidence that security interests and liens in favor of the Bank are valid, enforceable, and prior to all others' rights and interests, except those the Bank consents to in writing."

          2.4 A new Paragraph 11.14 is added to the Agreement, which reads in its entirety as follows:

               "11.14 LIEN PRIORITY. The Bank fails to have an enforceable first lien (except for any prior liens to which the Bank has consented in writing) on or security interest in any property given as security for this Agreement (or any guaranty)."

     3. WAIVER. The Borrower desires to repurchase 20% of its shares effective September 1, 1998. The Stock Repurchase is prohibited by Paragraph
9.8 of the Agreement. The Bank hereby waives the breached covenant for the sole and express purpose of permitting the Borrower to enter into the Stock Repurchase as disclosed by the Borrower to the Bank. The waiver only applies to the breached covenant and does not apply to any other breach that may now exist or may occur after the date of this waiver with respect to the breached covenant or any other term, condition, or covenant of the Agreement.

     4. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.




BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION       THE WET SEAL, INC.



X /s/ Julie R. Weis                          X  /s/  Ann Cadier Kim
 ----------------------------------           ------------------------------
BY: JULIE  R. WEIS, VICE PRESIDENT           BY: ANN CADIER KIM
                                                 VP OF FINANCE


                                             X  /s/  Edmond Thomas
                                               ----------------------------
                                             BY: EDMOND THOMAS
                                                 PRESIDENT & COO





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